                                                                 Exhibit 17(iii)

                                                                                              Fifth Third /Maxus Income Fund
                                                                                                     SCHEDULE OF INVESTMENTS
                                                                                                           December 31, 2000

SHARES / PRINCIPAL AMOUNT                                                            MARKET VALUE             % ASSETS

                 COMMON STOCK-Real Estate
          10,000 Equity Inns                                                            $ 61,875                        0.2%

                 CLOSED END BOND FUNDS
          55,000 1838 Bond Debenture                                                   1,045,000
         132,432 ACM Government Income                                                   993,242
         150,000 Blackrock Income Trust                                                  984,375
         125,000 Blackrock North American Government Income                            1,265,625
         160,000 Debt Strategies                                                       1,030,000
         200,000 First Australia Prime Income                                            808,000
         125,000 First Commonwealth                                                    1,125,000
          16,100 Fortis Securities                                                       118,737
         180,000 MFS Government Markets Income                                         1,170,000
         170,000 MFS Intermediate Income                                               1,126,250
          32,100 Montgomery Street Income                                                557,737
          13,300 Oppenheimer Multi Sector Income                                         103,341
          38,800 Pacific American Income                                                 523,800
          81,700 Pioneer Interest                                                        919,125
         100,000 Putnam Master Income                                                    631,250
         100,000 Putnam Master Intermediate Income                                       612,500
         160,000 Putnam Premier Income                                                   970,000
          80,000 Strategic Global Income                                                 830,000
         120,000 Templeton Global Governments Income                                     690,000
         100,000 Templeton Global Income                                                 618,750
          65,000 Van Kampen Bond                                                       1,133,438
                                                                                     ---------------------------------------
                                                                                      17,256,170                       48.3%

                 CORPORATE BOND EQUIVALENTS
          10,000 American General MIPS                                                   250,625
                 8.450% Due 10-15-25
          10,000 American Re QUIPS                                                       249,375
                 8.500% Due 09-30-25
          11,400 BF Goodrich QUIPS                                                       276,450
                 8.300% Due 09-30-25
          15,000 Fleet Capital Trust VI                                                  399,375
                 8.800% Due 10-31-05
          10,000 Household Capital Trust V                                               266,250
                 10.000% Due 06-30-30
          12,000 NWPS Capital Financing                                                  291,000
                 8.125% Due 09-30-25
           5,000 Provident Cap Trust III                                                 126,250
                 10.250% Due 12-31-05
           5,000 Royal Bank of Scotland                                                  124,062
                 8.000% Due 06-01-28
          12,000 Sempra Energy Capital Trust I                                           282,000
                 8.900% Due 02-23-30
          35,000 Texaco Cap Adj Rate MIPS                                                621,250
                 5.200% Due 12-31-38
          10,000 Torchmark MIPS                                                          252,500
                 9.180% Due 10-15-25
          10,000 Travelers P & C Capital I Trust                                         250,000
                 8.080% Due 01-31-01
                                                                                     ---------------------------------------
                                                                                       3,389,137                        9.5%

                                                                                                     SCHEDULE OF INVESTMENTS
                                                                                                           December 31, 2000
                  PREFERRED SHARES**
            2,500 Crown American Series A $5.50                                            94,375
           10,000 Developers Diversified  $2.36                                           216,250
           15,000 Equity Inns Inc Series A $2.38                                          241,875
           15,000 Gabelli Global Multimedia $1.98                                         375,938
           12,000 Merrill Lynch Capital Trust V $1.82                                     290,250
            6,000 New Plan Excel Realty Series B $2.15                                    133,500
           11,000 Public Storage $2.22                                                    268,813
           15,000 Public Storage Series A $2.45                                           337,500
           50,000 Royce Value Trust $1.95                                               1,240,625
           40,000 Source Capital $2.40                                                  1,110,000
                                                                                     ---------------------------------------
                                                                                        4,309,126                      12.1%

                  CONVERTIBLE BONDS
          223,000 Inco                                                                    205,160                       0.6%
                  7.750% Due 03-15-16

                  CONVERTIBLE PREFERRED SHARES**
           30,000 Camden Property $2.25                                                   780,000
           35,000 Equity Residential Series G $1.81                                       872,812
           51,600 Glenborough Realty Series A $1.94                                       870,750
           15,000 Kimco Realty Series D $1.88                                             410,625
           14,000 Simon Property Series B $6.50                                           966,000
           19,000 USX Capital Trust $3.38                                                 572,375
                                                                                     ---------------------------------------
                                                                                        4,472,562                      12.5%

                  US GOVERNMENT SECURITIES
        2,000,000 US Treasury Strips                                                    1,986,340
                  7.750% Due 02-15-01
        2,000,000 US Treasury Bonds                                                     2,188,125
                  14.250% Due 02-15-02
                                                                                     ---------------------------------------
                                                                                        4,174,465                      11.7%

                  CASH EQUIVALENTS
        2,371,730 Firstar Treasury Fund 5.29%                                           2,371,730                       6.6%
                                                                                     ---------------------------------------

                  TOTAL INVESTMENTS
                  (Cost - $36,643,775)                                                 36,240,225                     101.5%

                  LIABILITIES IN EXCESS OF OTHER ASSETS                                  (540,567)                     -1.5%
                                                                                     ---------------------------------------

                  NET ASSETS                                                         $ 35,699,658                     100.0%
                                                                                     =======================================

         ** - Dollar amount indicated represents expected per share annual dividend.


         The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
================================================================================
Maxus Income Fund                                              December 31, 2000

                                                                                                   Income
                                                                                                    Fund
                                                                                                 -----------
Assets:
     Investment Securities at Market Value                                                         36,240,225
      (Identified Cost - $36,643,775)
     Receivables:
       Shareholder purchases                                                                           79,510
       Investment securities sold                                                                     544,359
       Dividends and interest                                                                         404,195
                                                                                                 ------------
Total Assets                                                                                       37,268,289
                                                                                                 ------------

Liabilities:
     Payable to custodian bank                                                                        602,006
     Payable for shareholder redemptions                                                              780,697
     Payable for investment securities purchased                                                       95,079
     Accrued expenses                                                                                  86,849
     Miscellaneous                                                                                      4,000
                                                                                                 ------------
Total Liabilities                                                                                   1,568,631
                                                                                                 ------------
Net Assets                                                                                         35,699,658
                                                                                                 ============

Net Assets Consist Of:
     Capital paid in                                                                               38,323,162
     Accumulated undistributed net investment income                                                   55,952
     Accumulated realized gain/(loss) on investments - net                                         (2,275,906)
     Unrealized depreciation in value
          of investments based on identified cost - net                                              (403,550)
                                                                                                 ------------
Net Assets                                                                                         35,699,658
                                                                                                 ============

Net Assets:
     Investors shares                                                                              32,351,189
     Institutional shares                                                                           3,348,469
                                                                                                 ------------
          Total                                                                                    35,699,658
                                                                                                 ============

Shares of capital stock
     Investors shares                                                                               3,252,257
     Institutional shares                                                                             336,360
                                                                                                 ------------
          Total                                                                                     3,588,617
                                                                                                 ============

Net asset value per share
     Investors shares                                                                            $       9.95
                                                                                                 ------------
     Institutional shares                                                                        $       9.96
                                                                                                 ------------

   The accompanying notes are an integral part of the financial statements.

Statement of Operations
================================================================================
Maxus Income Fund                                              December 31, 2000

                                                                                                            Income
                                                                                                             Fund
                                                                                                         -----------
Investment Income:
Dividend income                                                                                          $ 2,812,917
Interest income                                                                                              171,644
                                                                                                         -----------
Total Income                                                                                               2,984,561
                                                                                                         -----------
Expenses:
Investment advisory fees (Note 2)                                                                            319,844
Distribution fees (Investor shares)                                                                          141,718
Distribution fees (Institutional shares)                                                                           -
Transfer agent fees/Accounting and pricing                                                                    41,175
Audit                                                                                                         17,373
Custodial fees                                                                                                15,603
Registration and filing fees                                                                                  14,185
Legal                                                                                                          7,734
Trustees                                                                                                       4,800
Printing and other miscellaneous                                                                               8,466
                                                                                                         -----------
Total Expenses                                                                                               570,898

Net Investment Income (Loss)                                                                               2,413,663

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                                                                       (1,148,257)
Distribution of realized capital gains from other investment companies                                         7,436
Unrealized appreciation (depreciation) on investments                                                      3,387,296
                                                                                                         -----------
Net realized and unrealized gain (loss) on investments                                                     2,246,475
                                                                                                         -----------

Net increase (decrease) in net assets from operations                                                    $ 4,660,138
                                                                                                         ===========

   The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
================================================================================
Maxus Income Fund                                              December 31, 2000

                                                                                  Maxus Income Fund
                                                                                  -----------------
                                                                               01/01/00        01/01/99
                                                                                  to              to
                                                                               12/31/00        12/31/99
                                                                             --------------------------
From Operations:
     Net Investment Income                                                     2,413,663      2,619,160
     Net Realized Gain (Loss) on Investments                                  (1,140,821)    (1,135,085)
     Net Unrealized Appreciation (Depreciation)                                3,387,296     (3,217,742)
                                                                             -----------    -----------
Increase (Decrease) in Net Assets from Operations                              4,660,138     (1,733,667)
                                                                             -----------    -----------

Distributions to investor shareholders:
     Net Investment Income                                                    (2,070,727)    (2,510,591)
     Net Realized Gain from Security Transactions                                      -              -

Distributions to institutional shareholders:
     Net Investment Income                                                      (286,984)      (123,034)
     Net Realized Gain from Security Transactions                                      -              -
                                                                             -----------     ----------
Change in net assets from distributions                                       (2,357,711)    (2,633,625)
                                                                             -----------     ----------

From capital share Investor transactions:
     Proceeds from sale of shares                                             14,087,938      7,652,782
     Dividend reinvestment                                                     1,349,683      1,934,465
     Cost of shares redeemed                                                  (9,157,543)   (22,005,568)

From capital share Institutional transactions:
     Proceeds from sale of shares                                              1,622,990      3,354,889
     Dividend reinvestment                                                       154,578         28,351
     Cost of shares redeemed                                                  (1,223,675)      (110,118)
                                                                             -----------    -----------
Change in net assets from capital transactions                                 6,833,971     (9,145,199)
                                                                             -----------    -----------
Change in net assets                                                           9,136,398    (13,512,491)

Net Assets:
     Beginning of period                                                      26,563,260     40,075,751
                                                                             -----------    -----------
     End of period (including accumulated undistributed net                   35,699,658     26,563,260
                                                                             ===========    ===========
     investment income of $55,952 and $0, respectively)

Investor share transactions:
     Issued                                                                    1,458,203        731,927
     Reinvested                                                                  139,414        183,369
     Redeemed                                                                   (950,345)    (2,048,841)
                                                                              ----------    -----------
Net increase (decrease) in shares                                                647,272     (1,133,545)
Shares outstanding beginning of period                                         2,604,985      3,738,530
                                                                              ----------    -----------
Shares outstanding end of period                                               3,252,257      2,604,985
                                                                              ==========    ===========

Institutional share transactions:
     Issued                                                                      170,055        340,327
     Reinvested                                                                   15,946          5,033
     Redeemed                                                                   (125,001)      (110,118)
                                                                              ----------    -----------
Net increase (decrease) in shares                                                 61,000        235,242
Shares outstanding beginning of period                                           275,360         40,118
                                                                              ----------    -----------
Shares outstanding end of period                                                 336,360        275,360
                                                                              ==========    ===========

   The accompanying notes are an integral part of the financial statements.

Financial Highlights

Maxus Income Fund                                                Investor Shares
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period indicated

                                                               01/01/00     01/01/99     01/01/98     01/01/97     01/01/96
                                                                  to           to           to           to           to
                                                               12/31/00     12/31/99     12/30/98     12/31/97     12/31/96
                                                               --------     --------     --------     --------     --------
Net Asset Value -
     Beginning of Period                                           9.22        10.61        11.31        10.78        10.54
Net Investment Income                                              0.73         0.86         0.72         0.67         0.70
Net Gains or Losses on Securities
     (realized and unrealized)                                     0.70        (1.43)       (0.33)        0.53         0.24
                                                               --------     --------     --------     --------     --------
Total from Investment Operations                                   1.43        (0.57)        0.39         1.20         0.94
Distributions
     Net investment income                                        (0.70)       (0.82)       (0.72)       (0.67)       (0.70)
     Capital gains                                                    -            -        (0.37)           -            -
                                                               --------     --------     --------     --------     --------
          Total Distributions                                     (0.70)       (0.82)       (1.09)       (0.67)       (0.70)
                                                               --------     --------     --------     --------     --------
Net Asset Value -
     End of Period                                             $   9.95     $   9.22     $  10.61     $  11.31     $  10.78
                                                               ========     ========     ========     ========     ========

Total Return                                                      16.01%       -5.72%        3.49%       11.47%        9.20%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                          32,351       24,023       39,650       38,620       35,728
Ratio of expenses to average net assets                            1.85%        1.91%        1.87%        1.91%        1.92%
Ratio of net income to average net assets                          7.53%        7.87%        6.52%        6.08%        6.50%
Portfolio turnover rate                                              48%          51%          59%          70%          78%

                                                            Institutional Shares
================================================================================

                                            01/01/00     01/01/99     2/1/98**
                                               to           to           to
                                            12/31/00     12/31/99     12/31/98
                                            --------     --------     --------
Net Asset Value -
     Beginning of Period                        9.23        10.62        11.31
Net Investment Income                           0.78         0.87         0.33
Net Gains or Losses on Securities
     (realized and unrealized)                  0.70        (1.43)       (0.50)
                                            --------     --------     --------

Total from Investment Operations                1.48        (0.56)       (0.17)
Distributions
     Net investment income                     (0.75)       (0.83)       (0.33)
     Capital gains                                -            -         (0.19)
                                            --------     --------     --------
          Total Distributions                  (0.75)       (0.83)       (0.52)
                                            --------     --------     --------
Net Asset Value -
     End of Period                          $   9.96     $   9.23     $  10.62
                                            ========     ========     ========

Total Return                                   16.52%       -5.61%        3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)        3,348        2,540          426
Ratio of expenses to average net assets         1.35%        1.41%        1.37%*
Ratio of net income to average net assets       8.03%        8.37%        7.02%*
Portfolio turnover rate                           48%          51%          59%*

*annualized
**commencement of operations

   The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

                                                               Maxus Income Fund
                                                               December 31, 2000


1.) SIGNIFICANT ACCOUNTING POLICIES

    The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities. Significant accounting policies of the Fund are presented below:


    SECURITY VALUATION

    The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.


    SECURITY TRANSACTION TIMING

    Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


    INCOME TAXES

    It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund has net loss carry forwards totaling $2,275,906; $1,135,085 expiring in 2007, and $1,140,821 expiring in 2008.


    ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT

    The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets. There was no reimbursement required as of December 31, 2000.

Notes To Financial Statements

                                                               Maxus Income Fund
                                                               December 31, 2000


3.) RELATED PARTY TRANSACTIONS

    Resource Management Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $319,844 in investment advisory fees during the fiscal year ending December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was paid $141,718 for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $41,175 for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $130,292 for the fiscal year ending December 31, 2000.


    At December 31, 2000, Maxus Securities Corp owned 50,000 shares of the Fund.


    Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator.


4.) CAPITAL STOCK AND DISTRIBUTION

    At December 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $38,323,162.

    Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.) PURCHASES AND SALES OF SECURITIES

    During the fiscal year ending December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,857,402 and $14,626,665, respectively. Purchases and sales of U.S. Government obligations aggregated $4,121,855 and $0, respectively.


6.) SECURITY TRANSACTIONS

    For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $36,688,811. The difference between book cost and tax cost consists of wash sales in the amount of $45,036.


    At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:



      Appreciation        (Depreciation)       Net Appreciation (Depreciation)
      ------------         ------------        ------------------------------
       1,745,150           (2,148,700)                   (403,550)


7.) SUBSEQUENT EVENTS

    On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Fund was affected as follows:

Notes To Financial Statements

                                                               Maxus Income Fund
                                                               December 31, 2000


    Name Changes: The name of the Fund and its Investment Advisor were changed to the Fifth Third/Maxus Income Fund and Fifth Third/Maxus Asset Management, respectively, on January 2, 2001.


    Distributor: The national distributor of the Fund shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Fund had with its former national distributor, Maxus Securities Corp .


    Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.


    Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.

                         Fifth Third/Maxus Equity Fund

                                                                                                    SCHEDULE OF INVESTMENTS
                                                                                                          December 31, 2000
SHARES / PRINCIPAL AMOUNT                                                                     MARKET VALUE         % ASSETS

                    COMMON STOCKS

                    Basic Materials
             25,000 Great Lakes Chemical                                                       $ 929,688
             20,000 International Paper                                                          816,250
                                                                                            -------------------------------
                                                                                               1,745,938               3.5%

                    Capital Goods
             30,000 Borg Warner                                                                1,200,000
             25,000 Goodrich, (B.F.)                                                             909,375
             35,000 Harris                                                                     1,071,875
             30,000 Ionics                                                 *                     851,250
            210,000 PolyOne                                                                    1,233,750
             45,000 Sensormatic Electronics                                *                     902,812
             20,000 Toro                                                                         733,750
             21,963 Visteon                                                                      252,574
                                                                                            -------------------------------
                                                                                               7,155,386              14.3%

                    Communication Services
             30,000 Citizens Communications                                *                     393,750
             45,000 WorldCom                                               *                     632,813
                                                                                            -------------------------------
                                                                                               1,026,563               2.0%

                    Consumer Products
             45,000 Bob Evans Farms                                                              959,063
             60,000 Circuit City                                                                 690,000
             20,000 Dell Computer                                          *                     348,750
             30,000 Fortune Brands                                                               900,000
             30,000 Mead                                                                         941,250
            100,000 Office Depot                                           *                     712,500
            200,000 Petsmart                                               *                     575,000
             85,000 Pier One Imports                                                             876,562
            100,000 Saks                                                   *                   1,000,000
                                                                                            -------------------------------
                                                                                               7,003,125              13.9%

                    Energy
             30,000 Apache                                                                     2,101,875               4.2%

                    Entertainment
             40,000 Carnival Class A                                                           1,232,500
             10,000 Royal Caribbean Cruises                                                      264,500
                                                                                            -------------------------------
                                                                                               1,497,000               3.0%

                    Financials
             35,000 American Express                                                           1,922,812
             18,000 Bank One                                                                     659,250
             10,000 Bear Stearns                                                                 506,875
              1,000 Berkshire Hathaway Class B                             *                   2,354,000
             25,000 Firstar                                                                      581,250

                                                                                                    SCHEDULE OF INVESTMENTS
                                                                                                          December 31, 2000
             30,000 KeyCorp                                                                      840,000
                                                                                            -------------------------------
                                                                                               6,864,187              13.7%

                    Healthcare
             30,000 Becton Dickinson                                                           1,038,750
             14,000 Invacare                                                                     479,500
                                                                                            -------------------------------
                                                                                               1,518,250               3.0%

                    Real Estate
             65,000 Developers Diversified Realty                                                865,313
             28,500 Saint Joe                                                                    627,000
                                                                                            -------------------------------
                                                                                               1,492,313               3.0%

                    Technology
             20,000 3Com                                                   *                     170,000
             15,000 American Power Conversion                              *                     185,625
             10,000 Applied Materials                                      *                     381,875
            100,000 Archer Daniels Midland                                                     1,500,000
             15,000 DSP Group                                              *                     315,703
             10,000 IBM                                                                          850,000
             30,000 InfoSpace                                              *                     265,312
            188,000 Iomega                                                 *                     633,560
             20,000 LSI Logic                                              *                     341,800
             40,000 Pall                                                                         852,500
             80,000 Safeguard Scientifics                                  *                     530,000
             20,000 Verizon Communications                                                     1,002,500
                                                                                            -------------------------------
                                                                                               7,028,875              14.0%

                    Transportation
             30,000 CSX                                                                          778,125
             10,396 Florida East Coast Industries Class B                                        372,957
                                                                                            -------------------------------
                                                                                               1,151,082               2.3%

                    Wholesale Distribution
             70,000 Pioneer Standard Electronics                                                 770,000               1.5%
                                                                                            -------------------------------

                    TOTAL FOR COMMON STOCKS                                                   39,354,594              78.4%

                    UNIT INVESTMENT TRUSTS
             10,000 Nasdaq 100 Shares                                      *                     583,750
             10,000 S&P Depositary Receipts Trust                                              1,311,875
                                                                                            -------------------------------
                                                                                               1,895,625               3.8%
                    CLOSED END EQUITY FUND
            190,000 John Hancock Bank & Thrift                                                 1,686,250               3.3%

                    US GOVERNMENT SECURITIES
          2,000,000 US Treasury Strips                                                         1,986,340
                    7.750% Due 02-15-01
          2,000,000 US Treasury Strips                                                         1,958,760
                    8.000% Due 05-15-01

                                                                                                    SCHEDULE OF INVESTMENTS
                                                                                                          December 31, 2000
          2,000,000 US Treasury Strips                                                         1,931,440
                    7.875% Due 08-15-01
                                                                                               5,876,540              11.7%
                                                                                            -------------------------------

                    CASH EQUIVALENTS
            991,975 Firstar Treasury Fund 5.29%                                                  991,975               2.0%
                                                                                            -------------------------------
                    TOTAL INVESTMENTS
                    (Cost - $39,117,352)                                                      49,804,984              99.2%

                    OTHER ASSETS LESS LIABILITIES                                                404,521               0.8%
                                                                                            -------------------------------

                    NET ASSETS                                                              $ 50,209,505             100.0%
                                                                                            ===============================

       * - Non-income producing security.

       The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
====================================================================================================
Maxus Equity Fund                                                                  December 31, 2000

                                                                                           Equity
                                                                                            Fund
Assets:                                                                                 ------------
     Investment securities at market value                                               49,804,984
      (Identified cost - $39,117,352)
     Receivables:
       Investment securities sold                                                           619,154
       Dividends and interest                                                               156,475
       Shareholder purchases                                                                 50,148
                                                                                        -----------
Total Assets                                                                             50,630,761
                                                                                        -----------

Liabilities:
     Payable to custodian bank                                                              242,594
     Payable for investment securities purchased                                             58,438
     Payable for shareholder redemptions                                                      5,555
     Miscellaneous payable                                                                    4,000
     Accrued expenses                                                                       110,669
                                                                                        -----------
Total Liabilities                                                                           421,256
                                                                                        -----------
Net Assets                                                                               50,209,505
                                                                                        ===========

Net Assets Consist Of:

     Capital paid in                                                                     39,843,217
     Accumulated realized gain/(loss) on investments - net                                 (321,344)
     Unrealized appreciation in value
          of investments based on identified cost - net                                  10,687,632
                                                                                        -----------
Net Assets                                                                               50,209,505
                                                                                        ===========

Net Assets:
     Investors shares                                                                    49,260,087
     Institutional shares                                                                   949,418
                                                                                        -----------
          Total                                                                          50,209,505
                                                                                        ===========

Shares of capital stock
     Investors shares                                                                     2,647,006
     Institutional shares                                                                    50,940
                                                                                        -----------
          Total                                                                           2,697,946
                                                                                        ===========

Net asset value per share
     Investors shares                                                                   $     18.61
                                                                                        -----------
     Institutional shares                                                               $     18.64
                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

Statement of Operations
===============================================================================================
Maxus Equity Fund                                                             December 31, 2000

                                                                                      Equity
                                                                                       Fund
                                                                                   -----------
Investment Income:
Dividend income                                                                    $   795,513
Interest income                                                                        375,225
                                                                                   -----------
Total Income                                                                         1,170,738
                                                                                   -----------
Expenses:

Investment advisory fees (Note 2)                                                      430,473
Distribution fees (Investor shares)                                                    211,102
Transfer agent fees/Accounting and pricing                                              41,175
Custodial fees                                                                          20,675
Registration and filing fees                                                            18,245
Audit                                                                                   15,538
Legal                                                                                    9,451
Trustee fees                                                                             4,800
Taxes                                                                                    1,829
Printing/Miscellaneous                                                                  25,797
                                                                                   -----------
Total Expenses                                                                         779,085

Net investment income (loss)                                                           391,653

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                                                  6,064,001
Unrealized appreciation (depreciation) on investments                                2,424,407
                                                                                   -----------
Net realized and unrealized gain loss on investments                                 8,488,408
                                                                                   -----------

Net increase (decrease) in net assets from operations                              $ 8,880,061
                                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
================================================================================
Maxus Equity Fund                                              December 31, 2000


                                                                            Maxus Equity Fund
                                                                            -----------------
                                                                         01/01/00        01/01/99
                                                                            to              to
                                                                         12/31/00        12/31/99
                                                                     ---------------- --------------
From Operations:
     Net investment income                                                391,653          528,815
     Net realized gain (loss) on investments                            6,064,001          563,351
     Net unrealized appreciation (depreciation)                         2,424,407        4,639,730
                                                                     ------------     ------------
Increase (decrease) in net assets from operations                       8,880,061        5,731,896
                                                                     ------------     ------------

Distributions to investor shareholders:
     Net investment income                                               (387,092)        (519,250)
     Net realized gain (loss) from security transactions               (6,237,225)        (555,639)
     Return of capital                                                   (138,783)             -

Distributions to institutional shareholders:
     Net investment income                                                (10,682)          (7,705)
     Net realized gain (loss) from security transactions                 (122,888)          (7,508)
     Return of capital                                                     (3,831)             -
                                                                     ------------     ------------
Change in net assets from distributions                                (6,900,501)      (1,090,102)
                                                                     ------------     ------------

From capital share Investor transactions:
     Proceeds from sale of shares                                      15,427,491        4,962,583
     Dividend reinvestment                                              6,332,746        1,011,737
     Cost of shares redeemed                                          (14,315,628)     (24,005,375)

From capital share Institutional transactions:
     Proceeds from sale of shares                                         316,567          526,872
     Dividend reinvestment                                                107,005           15,213
     Cost of shares redeemed                                              (69,740)              (8)
                                                                     ------------     ------------
Change in net assets from capital transactions                          7,798,441      (17,488,978)
                                                                     ------------     ------------
Change in net assets                                                    9,778,001      (12,847,184)

Net Assets:
     Beginning of period                                               40,431,504       53,278,688
                                                                     ------------     ------------
     End of period (including accumulated undistributed net            50,209,505       40,431,504
     investment income of $0 and $6,121, respectively)               ============     ============

Investor share transactions:
     Issued                                                               784,330          289,762
     Reinvested                                                           340,283           59,619
     Redeemed                                                            (758,106)      (1,415,011)
                                                                     ------------     ------------
Net increase (decrease) in shares                                         366,507       (1,065,630)
Shares outstanding beginning of period                                  2,280,499        3,346,129
                                                                     ------------     ------------
Shares outstanding end of period                                        2,647,006        2,280,499
                                                                     ============     ============

Institutional share transactions:
     Issued                                                                17,567           30,296
     Reinvested                                                             5,740              895
     Redeemed                                                              (3,558)             -
                                                                     ------------     ------------
Net increase (decrease) in shares                                          19,749           31,191
Shares outstanding beginning of period                                     31,191              -
                                                                     ------------     ------------
Shares outstanding end of period                                           50,940           31,191
                                                                     ============     ============


   The accompanying notes are an integral part of the financial statements.

Financial Highlights

Maxus Equity Fund                                                Investor Shares
================================================================================
Selected data for a share of capital stock outstanding throughout the period indicated

                                                01/01/00     01/01/99     01/01/98     01/01/97     01/01/96
                                                   to           to           to           to           to
                                                12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
                                               ---------     --------     --------     --------     --------
Net Asset Value -
     Beginning of Period                       $  17.49        15.92        18.23         16.00        14.57
Net Investment Income                              0.18         0.19         0.20          0.15         0.27
Net Gains or Losses on Securities
     (realized and unrealized)                     3.89         1.86        (1.80)         4.33         2.50
                                               --------      -------      -------      --------     --------
Total from Investment Operations                   4.07         2.05        (1.60)         4.48         2.77
Distributions
     Net investment income                        (0.17)       (0.23)       (0.20)        (0.15)       (0.27)
     Capital gains                                (2.72)       (0.25)       (0.51)        (2.10)       (1.07)
     Return of capital                            (0.06)           -            -             -            -
                                               --------      -------      -------      --------     --------
          Total Distributions                     (2.95)       (0.48)       (0.71)        (2.25)       (1.34)
                                               --------      -------      -------      --------     --------
Net Asset Value -
     End of Period                             $  18.61      $ 17.49      $ 15.92      $  18.23     $  16.00
                                               ========      =======      -------      --------     --------

Total Return                                      23.29%       12.93%       -8.74%        28.16%       19.13%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)          49,260       39,885       53,279        55,637       38,765
Ratio of expenses to average net assets            1.83%        1.83%        1.80%         1.87%        1.90%
Ratio of net income to average net assets          0.91%        1.12%        1.15%         1.80%        1.71%
Portfolio turnover rate                             121%          78%         118%           89%         111%

                                                            Institutional Shares
================================================================================

                                                 01/01/00     01/01/99     2/1/98**
                                                    to           to           to
                                                 12/31/00     12/31/99     12/31/98
                                               ------------ ------------ ------------
Net Asset Value -
     Beginning of Period                       $   17.52       15.92        15.92
Net Investment Income                               0.28        0.25            -
Net Gains or Losses on Securities
     (realized and unrealized)                      3.88        1.86            -
                                               ---------    --------     --------
Total from Investment Operations                    4.16        2.11            -
Distributions
     Net investment income                         (0.24)      (0.26)           -
     Capital gains                                 (2.72)      (0.25)           -
     Return of capital                             (0.08)          -            -
                                               ---------    --------     --------
          Total Distributions                      (3.04)      (0.51)           -
                                               ---------    --------     --------
Net Asset Value -
     End of Period                             $   18.64    $  17.52     $  15.92
                                               =========    ========     ========

Total Return                                       23.78%      13.26%        0.00%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)              949         546            0
Ratio of expenses to average net assets             1.33%       1.33%        1.30%*
Ratio of net income to average net assets           1.41%       1.62%        1.65%*
Portfolio turnover rate                              121%         78%         118%*

*annualized
**commencement of operations

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                               Maxus Equity Fund
                                                               December 31, 2000

1.)  SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated July 12, 1989. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION

     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.)  INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.)  RELATED PARTY TRANSACTIONS

     Resource Management Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $430,473 in investment advisory fees during the fiscal year ending December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of

Notes to Financial Statements
                                                               Maxus Equity Fund
                                                               December 31, 2000


     the Fund's shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was paid $211,102 for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $41,175 for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $283,206 for the fiscal year ending December 31, 2000.

     At December 31, 2000, Resource Management Inc. owned 10,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator.

4.)  CAPITAL STOCK AND DISTRIBUTION

     At December 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $39,843,217.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)  PURCHASES AND SALES OF SECURITIES

     During the fiscal year ending December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $49,535,000 and $50,733,914 respectively. Purchases and sales of U.S. Government obligations aggregated $5,712,260 and $3,975,220 respectively.

6.)  SECURITY TRANSACTIONS

     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $39,342,283. The difference between book cost and tax cost consists of wash sales in the amount of $224,931.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

        Appreciation         (Depreciation)      Net Appreciation (Depreciation)
        ------------         -------------       ------------------------------
         11,736,366           (1,048,734)                   10,687,632

7.)  SUBSEQUENT EVENTS

     On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Fund was affected as follows:

     Name Changes: The name of the Fund and its Investment Advisor were changed to the Fifth Third/Maxus Equity Fund and Fifth Third/Maxus Asset Management, respectively, on January 2, 2001.

     Distributor: The national distributor of the Fund shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Fund had with its former national distributor, Maxus Securities Corp.

     Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

Notes to Financial Statements
                                                               Maxus Equity Fund
                                                               December 31, 2000


     Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.

                                                                                         Fifth Third / Maxus Laureate Fund
                                                                                                   SCHEDULE OF INVESTMENTS
                                                                                                         December 31, 2000

SHARES / PRINCIPAL AMOUNT                                                               MARKET VALUE           % ASSETS
                     EQUITY MUTUAL FUNDS
            43,478   American Century Emerging Markets                                  $         204,783
            28,196   Artisan International                                                        617,481
             7,810   Artisan Mid Cap                                                              207,733
               129   Berger New Generation                                                          2,055
               656   Berger Small Company Growth                                                    3,143
            18,190   Choice Focus                                                                 188,629
            18,368   Dresdner RCM Biotechnology Class N                                           668,213
            26,488   Dresdner RCM Global Healthcare Class N                                       651,608
            13,960   Firsthand Technology Leaders                                                 472,420
             6,605   Firsthand Technology Value                                                   490,920
             6,602   Fremont US Micro Cap                                                         177,404
               201   Fremont US Small Cap                                                           2,972
                68   Heartland Value                                                                2,231
               159   Henlopen                                                                       3,166
            85,737   Information Age (The)                                                      1,629,858
             8,591   Invesco Dynamics                                                             204,210
            48,682   Invesco Financial Services                                                 1,571,941
            10,534   Invesco Health Sciences                                                      625,432
            26,490   Invesco Small Company Growth                                                 406,622
            12,305   Invesco Telecommunications                                                   446,443
            12,185   Janus Enterprise                                                             649,120
            13,918   Janus Global Life Sciences                                                   298,544
            26,104   Janus Mercury                                                                774,503
            48,649   Janus Overseas                                                             1,291,156
            69,996   Janus Worldwide                                                            3,979,951
            83,565   Liberty Acorn Foreign Forty Class Z                                        1,433,143
            15,969   Masters' Select International                                                244,482
               425   Montgomery Emerging Asia                                                       3,375
            31,811   Montgomery Global Long-Short Class R                                         486,385
            49,874   Mutual Series European Class Z                                               774,050
            27,963   Navellier Mid Cap Growth                                                     862,390
            14,080   Neuberger & Berman Manhattan Investor Class                                  134,327
             7,463   Neuberger & Berman Millennium Investor Class                                 134,632
            49,941   Pilgrim Bank and Thrift Class A                                            1,078,234
            48,819   Pin Oak Aggressive Stock                                                   2,269,088
            15,270   RS Value and Growth                                                          375,948
            32,091   Red Oak Technology Select                                                    698,951
               149   Robertson Stephens Diversified Growth                                          3,401
            26,721   Robertson Stephens Emerging Growth                                         1,176,009
               433   Robertson Stephens Internet Age                                                2,824
            24,326   Robertson Stephens Microcap Growth                                           503,307
            24,752   Rydex Banking Investor Class                                                 208,168
           112,500   Rydex Basic Materials Investor Class                                         849,375
            52,867   Rydex Biotechnology Investor Class                                         1,574,919
            61,213   Rydex Dynamic Titan 500 Advisor Class                                      1,224,863
            42,239   Rydex Dynamic Velocity 100 Advisor Class                                     442,239
            15,785   Rydex Healthcare Investor Class                                              207,103
            15,510   Rydex Nova Investor Class                                                    513,837
            43,635   Rydex OTC Investor Class                                                     737,868

                                                                                                   SCHEDULE OF INVESTMENTS
                                                                                                         December 31, 2000

SHARES / PRINCIPAL AMOUNT                                                               MARKET VALUE           % ASSETS
                     EQUITY MUTUAL FUNDS
               189   Strong Asia Pacific                                                            1,345
            29,369   T Rowe Price New Asia                                                        202,643
            17,021   Torray                                                                       677,260
               133   Turner Micro Cap Growth                                                        4,485
               417   Turner Small Cap Growth                                                       10,308
           171,930   UAM Clipper Focus Portfolio                                                2,670,067
            16,758   Van Wagoner Emerging Growth                                                  506,922
            17,493   Van Wagoner Mid Cap                                                          354,760
            21,484   Van Wagoner Post Venture                                                     569,750
             5,315   Van Wagoner Technology                                                       222,536
            10,806   Vanguard Value Index Trust                                                   247,132
                84   Warburg Pincus Global Telecommunications                                       3,543
               164   Warburg Pincus Global Post Venture Capital                                     3,715
                37   Warburg Pincus Japan Growth                                                      261
               156   Warburg Pincus Japan Small Company                                               348
            18,469   White Oak Growth Stock                                                     1,164,841
                                                                                    ---------------------------------------
                                                                                               38,149,372              99.5%
                     CASH EQUIVALENTS
            21,806   Firstar Treasury Fund 5.29%                                                   21,806               0.1%
                                                                                    ---------------------------------------
                     TOTAL INVESTMENTS
                     (Cost - $37,531,820)                                                      38,171,178              99.6%

                     OTHER ASSETS LESS LIABILITIES                                                147,980               0.4%
                                                                                    ---------------------------------------
                     NET ASSETS                                                          $     38,319,158             100.0%
                                                                                    =======================================

                     The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
===============================================================================
Maxus Laureate Fund                                           December 31, 2000

                                                                     Laureate
                                                                       Fund
                                                                  -------------
Assets:
   Investment Securities at Market Value                             38,171,178
    (Identified Cost - $37,531,820)
   Receivables:
    Capital gains from mutual funds                                   1,785,351
    Dividends and interest                                               45,929
    Shareholder purchases                                                40,900
    Miscellaneous                                                         8,000
                                                                  -------------
Total Assets                                                         40,051,358
                                                                  -------------

Liabilities:
   Payable to custodian bank                                          1,249,883
   Payable for securities purchased                                     400,055
   Accrued expenses                                                      82,262
                                                                  -------------
Total Liabilities                                                     1,732,200
                                                                  -------------
Net Assets                                                           38,319,158
                                                                  =============

Net Assets Consist Of:

   Capital paid in                                                   43,057,758
   Accumulated realized gain/(loss) on investments                   (5,377,958)
   Unrealized appreciation in value
     of investments based on identified cost - net                      639,358
                                                                  -------------
Net Assets                                                           38,319,158
                                                                  =============

Net Assets:
   Investors shares                                                  37,087,520
   Institutional shares                                               1,231,638
                                                                  -------------
       Total                                                         38,319,158
                                                                  =============

Shares of capital stock
   Investors shares                                                   2,633,089
   Institutional shares                                                  86,545
                                                                  -------------
       Total                                                          2,719,634
                                                                  =============

Net asset value per share
   Investors shares                                               $       14.09
                                                                  -------------
   Institutional shares                                           $       14.23
                                                                  -------------

   The accompanying notes are an integral part of the financial statements.


Statement of Operations
=====================================================================================================================
Maxus Laureate Fund                                                                                 December 31, 2000

                                                                                                           Laureate
                                                                                                             Fund
                                                                                                         ------------
Investment Income:
Dividend income                                                                                          $     11,130
Interest income                                                                                               365,302
                                                                                                         ------------
Total Income                                                                                                  376,432
                                                                                                         ------------
Expenses:
Investment advisory fees (Note 2)                                                                             468,335
Distribution fees (Investor shares)                                                                           227,535
Distribution fees (Institutional shares)                                                                            -
Taxes                                                                                                          75,052
Transfer agent fees/Accounting and pricing                                                                     39,694
Custodial fees                                                                                                 22,520
Registration and filing fees                                                                                   13,056
Legal                                                                                                          11,534
Audit                                                                                                          10,950
Trustee fees                                                                                                    4,800
Printing & other miscellaneous                                                                                 23,780
                                                                                                         ------------
Total Expenses                                                                                                897,256

Net Investment Income (Loss)                                                                                 (520,824)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                                                                            28,630
Distribution of realized capital gains from other investment companies                                      2,185,417
Unrealized appreciation (depreciation) on investments                                                      (8,151,087)
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments                                                     (5,937,040)
                                                                                                         ------------

Net Increase (Decrease) in Net Assets from Operations                                                    $ (6,457,864)
                                                                                                         ============


   The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
================================================================================
Maxus Laureate Fund                                            December 31, 2000

                                                                      Maxus Laureate Fund
                                                                      -------------------
                                                                   01/01/00        01/01/99
                                                                      to              to
                                                                   12/31/00        12/31/99
                                                                   --------        --------
From Operations:
     Net investment income (loss)                                  (520,824)        (88,018)
     Net realized gain (loss) on investments                      2,214,047       1,465,840
     Net unrealized appreciation (depreciation)                  (8,151,087)      7,654,002
                                                                 ----------      ----------
Increase (decrease) in net assets from operations                (6,457,864)      9,031,824
                                                                 ----------      ----------

Distributions to investor shareholders:
     Net investment income                                                -               -
     Net realized gain from security transactions                (6,860,931)     (1,325,042)

Distributions to institutional shareholders:
     Net investment income                                                -               -
     Net realized gain from security transactions                  (213,306)        (49,724)
                                                                 ----------      ----------
Change in net assets from distributions                          (7,074,237)     (1,374,766)
                                                                 ----------      ----------

From capital share Investor transactions:
     Proceeds from sale of shares                                30,083,880      20,167,724
     Dividend reinvestment                                        6,471,060       1,316,761
     Cost of shares redeemed                                    (18,644,531)     (4,743,183)

From capital share Institutional transactions:
     Proceeds from sale of shares                                   238,695       1,037,951
     Dividend reinvestment                                          213,306          49,724
     Cost of shares redeemed                                        (65,235)            (24)
                                                                 ----------      ----------
Change in net assets from capital transactions                   18,297,175      17,828,953
                                                                 ----------      ----------
Change in net assets                                              4,765,074      25,486,011

Net Assets:
     Beginning of period                                         33,554,084       8,068,073
                                                                 ----------      ----------
     End of period (including accumulated undistributed net      38,319,158      33,554,084
                                                                 ==========      ==========
     investment income of $0 and $0, respectively)

Investor share transactions:
     Issued                                                       1,567,676       1,297,316
     Reinvested                                                     410,041          70,228
     Redeemed                                                    (1,029,307)       (289,429)
                                                                 ----------      ----------
Net increase (decrease) in shares                                   948,410       1,078,115
Shares outstanding beginning of period                            1,684,679         606,564
                                                                 ----------      ----------
Shares outstanding end of period                                  2,633,089       1,684,679
                                                                 ==========      ==========

Institutional share transactions:
     Issued                                                          12,813          60,405
     Reinvested                                                      13,572           2,633
     Redeemed                                                        (3,545)             (1)
                                                                 ----------      ----------
Net increase (decrease) in shares                                    22,840          63,037
Shares outstanding beginning of period                               63,705             668
                                                                 ----------      ----------
Shares outstanding end of period                                     86,545          63,705
                                                                 ==========      ==========

   The accompanying notes are an integral part of the financial statement.

Financial Highlights

Maxus Laureate Fund                                              Investor Shares
================================================================================
Selected data for a share of capital stock outstanding throughout the period indicated

                                             01/01/00     01/01/99    01/01/98    01/01/97     01/01/96
                                                to           to          to          to           to
                                             12/31/00     12/31/99    12/31/98    12/31/97     12/31/96
                                             --------     --------    --------    --------     --------
Net Asset Value -
     Beginning of Period                        19.19        13.29       10.38       10.82         9.82
Net Investment Income                           (0.21)       (0.07)      (0.12)       0.52        (0.08)
Net Gains or Losses on Securities
     (realized and unrealized)                  (1.94)        6.78        3.76        0.07         2.14
                                              -------      -------     -------     -------      -------
Total from Investment Operations                (2.15)        6.71        3.64        0.59         2.06
Distributions
     Net investment income                          -            -           -       (0.52)           -
     Capital gains                              (2.95)       (0.81)      (0.73)      (0.51)       (1.06)
                                              -------      -------     -------     -------      -------
          Total Distributions                   (2.95)       (0.81)      (0.73)      (1.03)       (1.06)
                                              -------      -------     -------     -------      -------
Net Asset Value -
     End of Period                            $ 14.09      $ 19.19     $ 13.29     $ 10.38      $ 10.82
                                              =======      =======     =======     =======      =======

Total Return                                   -12.38%       50.58%      35.14%       5.49%       21.03%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)        37,087       32,324       8,059       3,395        3,156
Ratio of expenses to average net assets          1.94%        1.92%       2.63%       2.49%        3.92%
Ratio of net income to average net assets       (1.13)%      -0.49%      -1.10%       4.19%       -0.73%
Portfolio turnover rate                          1204%        1172%       2792%       1511%        1267%

                                                                                    Institutional Shares
--------------------------------------------------------------------------------------------------------

                                             01/01/00     01/01/99      2/1/98**
                                                to           to          to
                                             12/31/00     12/31/99    12/31/98
Net Asset Value -
     Beginning of Period                        19.30        13.30       10.38
Net Investment Income                           (0.12)        0.03       (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)                  (2.00)        6.78        3.76
                                              -------      -------     -------
Total from Investment Operations                (2.12)        6.81        3.65
Distributions
     Net investment income                          -            -           -
     Capital gains                              (2.95)       (0.81)      (0.73)
     Return of capital                              -            -           -
                                              -------      -------     -------
          Total Distributions                   (2.95)       (0.81)      (0.73)
                                              -------      -------     -------
Net Asset Value -
     End of Period                            $ 14.23      $ 19.30     $ 13.30
                                              =======      =======     =======

Total Return                                   (12.16)%      51.29%      35.24%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)         1,232        1,230           9
Ratio of expenses to average net assets          1.44%        1.42%       2.13%*
Ratio of net income to average net assets       (0.63)%       0.01%       (0.6)%*
Portfolio turnover rate                          1204%        1172%       2792%*

*annualized
**commencement of operations

   The accompanying notes are an integral part of the financial statement.

Notes to Financial Statements

                                                             Maxus Laureate Fund
                                                               December 31, 2000

1.)  SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION

     The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

     SECURITY TRANSACTION TIMING

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The fund incurred an excise tax of $75,052 during the fiscal year ending December 31, 2000.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER

     Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to accumulated undistributed net realized gains and/or paid in capital.

2.)  INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.)  RELATED PARTY TRANSACTIONS

     Resource Management Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $468,335 in investment advisory fees during the fiscal year ended December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1

Notes to Financial Statements
                                                             Maxus Laureate Fund
                                                               December 31, 2000

     under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $227,535 for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $39,694 for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

     At December 31, 2000, Maxus Securities owned 10,000 shares of the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator.

4.)  CAPITAL STOCK AND DISTRIBUTION

     At December 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $43,057,758.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)  PURCHASES AND SALES OF SECURITIES

     During the fiscal year ending December 31, 2000 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $484,962,058 and $472,938,985 respectively.

6.)  SECURITY TRANSACTIONS

     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $41,168,854. The difference between book cost and tax cost consists of wash sales in the amount of $3,637,034.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

        Appreciation          (Depreciation)  Net Appreciation (Depreciation)
        ------------          --------------  -------------------------------
         4,140,085             (3,500,727)               639,358


7.)  SUBSEQUENT EVENTS

     On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Fund was affected as follows:

     Name Changes: The name of the Fund and its Investment Advisor were changed to the Fifth Third/Maxus Laureate Fund and Fifth Third/Maxus Asset Management, respectively, on January 2,

Notes to Financial Statements

                                                             Maxus Laureate Fund
                                                               December 31, 2000

     2001.

     Distributor: The national distributor of the Fund shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Fund had with its former national distributor, Maxus Securities Corp.

     Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

     Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.

                                                                                             Fifth Third/Maxus Aggressive Value Fund
                                                                                                        SCHEDULE OF INVESTMENTS
                                                                                                              December 31, 2000

 SHARES / PRINCIPAL AMOUNT                                                        MARKET VALUE               % ASSETS

                  COMMON STOCKS
                  Basic Materials
          181,800 Campbell Resources                                    *  $                    51,131
           17,700 Oglebay Norton                                                               344,044
          185,000 Olympic Steel                                         *                      364,219
                                                                           -----------------------------------------------
                                                                                               759,394                 3.4%

                  Business Consumables
          100,000 Mercury Air Group                                     *                      487,500                 2.2%

                  Capital Goods
           16,500 Ameron International                                                         614,625
           32,500 Corrpro                                               *                       95,468
           20,500 Cubic                                                                        526,594
           45,100 Flow International                                    *                      496,100
           41,300 Foster, (L. B.) Class A                               *                      103,250
           50,000 Northwest Pipe                                        *                      353,125
          100,000 Perceptron                                            *                      150,000
                                                                           -----------------------------------------------
                                                                                             2,339,162                10.6%

                  Consumer Products
           99,800 Hartmarx                                              *                      237,025
           75,500 Laser Vision Centers                                  *                      122,688
          135,000 Lazare Kaplan International                           *                      683,437
          136,500 Martin Industries                                     *                       85,313
           90,000 Michael Anthony Jewelers                              *                      163,125
           51,700 Movado Group                                                                 788,425
          159,600 RG Barry                                              *                      379,050
          110,000 Rocky Shoes & Boots                                   *                      426,250
           10,000 Saucony Class A                                       *                       80,000
           70,000 Zapata                                                *                      109,375
                                                                           -----------------------------------------------
                                                                                             3,074,688                13.9%

                  Energy
          270,000 Ethyl                                                 *                      388,125
          110,000 Kaneb Services                                        *                      646,250
           30,000 Patina Oil & Gas                                                             720,000
                                                                           -----------------------------------------------
                                                                                             1,754,375                 7.9%

                  Financials
           29,000 Atalanta Sosnoff Capital                                                     311,750
            6,500 Bancorp Rhode Island                                                          82,469
          190,000 DLJ Direct                                            *                      712,500
                                                                           -----------------------------------------------
                                                                                             1,106,719                 5.0%

                  Healthcare
          106,300 Carrington Laboratories                               *                      106,300
           30,000 Hologic                                               *                      159,375
          100,000 Orthologic                                            *                      287,500
           10,500 Spacelabs Medical                                     *                      136,500
                                                                           -----------------------------------------------

                                                                                                         SCHEDULE OF INVESTMENTS
                                                                                                              December 31, 2000
                                                                                               689,675                 3.1%

                  Real Estate
           13,600 American Land Lease                                                          134,300
           71,700 Associated Estates Realty                                                    578,080
           95,300 Bluegreen                                             *                      148,906
           45,000 Boykin Lodging                                                               382,500
          240,000 Excel Legacy                                          *                      570,000
                                                                           -----------------------------------------------
                                                                                             1,813,786                 8.2%

                  Services
           78,500 Century Business Services                             *                       88,313                 0.4%

                  Technology
           35,000 Applied Science and Technology                        *                      420,000
           45,800 Ault                                                  *                      320,600
          122,700 Cambridge Technology Partners                         *                      322,088
           28,700 Datum                                                 *                      634,987
                                                                           -----------------------------------------------
                                                                                             1,697,675                 7.7%

                  Wholesale Distribution
           85,000 Aviall                                                *                      430,312
           68,000 Park-Ohio Holdings                                    *                      331,500
          499,000 Strategic Distribution                                *                      218,313
                                                                           -----------------------------------------------
                                                                                               980,125                 4.4%

                  TOTAL FOR COMMON STOCKS                                                   14,791,412                66.8%

                  CONVERTIBLE PREFERRED SHARES**
           25,000 Chiquita Brands $2.88                                 *                       76,563                 0.3%

                  CLOSED END EQUITY FUNDS
           33,100 Brantley Capital                                                             285,488
           75,800 Equus II                                                                     672,725
           20,000 Templeton China World                                                        145,000
                                                                           -----------------------------------------------
                                                                                             1,103,213                 5.0%

                  US GOVERNMENT SECURITIES
        2,000,000 US Treasury Strips                                                         1,958,760                 8.8%
                  11.625% Due 05-15-01

                  CASH EQUIVALENTS
        4,209,620 Firstar Treasury Fund 5.29%                                                4,209,620                19.0%
                                                                           -----------------------------------------------
                  TOTAL INVESTMENTS
                  (Cost - $24,748,313)                                                      22,139,568                99.9%

                  OTHER ASSETS LESS LIABILITIES                                                 27,674                 0.1%
                                                                           -----------------------------------------------
                  NET ASSETS                                                  $             22,167,242               100.0%
                                                                           ===============================================
                  * - Non-income producing security.

                                                      SCHEDULE OF INVESTMENTS
                                                             December 31, 2000


        ** - Dollar amount indicated represents
             expected per share annual dividend.

        The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
================================================================================
Aggressive Value Fund                                          December 31, 2000


                                                                     Aggressive
                                                                     Value Fund
                                                                     ----------
Assets:
     Investment Securities at Market Value                           22,139,568
      (Identified Cost - $2,024,388 and $24,748,313)
     Cash                                                               202,010
     Receivables:
       Investment securities sold                                         9,849
       Shareholder purchases                                             60,161
       Dividends and interest                                            94,384
       Miscellaneous                                                     11,024
     Unamortized organization costs                                       6,158
                                                                     ----------
Total Assets                                                         22,523,154
                                                                     ----------

Liabilities:
     Payable for investment securities purchased                        255,369
     Payable for shareholder redemptions                                 50,372
     Payable to custodian bank                                                -
     Accrued expenses                                                    50,171
     Miscellaneous payable                                                    -
                                                                     ----------
Total Liabilities                                                       355,912
                                                                     ----------
Net Assets                                                           22,167,242
                                                                     ==========

Net Assets Consist Of:
     Capital paid in                                                 24,858,030
     Accumulated undistributed net investment income                      5,638
     Accumulated realized gain/(loss) on investments                    (87,681)
     Unrealized appreciation (depreciation) in value
          of investments based on identified cost - net              (2,608,745)
                                                                     ----------
Net Assets                                                           22,167,242
                                                                     ==========

Net Assets
     Investors shares                                                15,424,000
     Institutional shares                                             6,743,242
                                                                     ----------
          Total                                                      22,167,242
                                                                     ==========

Shares of capital stock
     Investors shares                                                 3,159,271
     Institutional shares                                             1,372,180
                                                                     ----------
          Total                                                       4,531,451
                                                                     ==========

Net asset value per share
     Investors shares                                                $     4.88
                                                                     ----------
     Institutional shares                                            $     4.91
                                                                     ----------

     The accompanying notes are integral part of the financial statements.

Statement of Operations
===============================================================================
Aggressive Value Fund                                         December 31, 2000


                                                                     Aggressive
                                                                     Value Fund
                                                                     ----------
Investment Income:
Dividend income                                                         266,894
Interest income                                                         233,854
                                                                     ----------
Total Income                                                            500,748
                                                                     ----------
Expenses:
Investment advisory fees (Note 2)                                       206,990
Distribution fees (Investor shares)                                      78,765
Transfer agent fees/Accounting and pricing                               27,468
Custodial fees                                                           15,606
Printing & Other miscellaneous                                           14,002
Audit                                                                     7,600
Registration and filing fees                                              4,805
Trustee fees                                                              4,800
Organization costs                                                        3,043
Legal                                                                     2,951
Taxes                                                                     1,222
                                                                     ----------
Total Expenses                                                          367,252

Net Investment income (loss)                                            133,496

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                                   2,309,132
Unrealized appreciation (depreciation) on investments                (3,316,597)
                                                                     ----------
Net realized and unrealized gain (loss) on investments               (1,007,465)
                                                                     ----------

Net increase (decrease) in net assets from operations                  (873,969)
                                                                     ==========

     The accompanying notes are integral part of the financial statements.

Statement of Changes in Net Assets
================================================================================
Aggressive Value Fund                                          December 31, 2000

                                                            Aggressive          Aggressive
                                                            Value Fund          Value Fund
                                                           -----------          ----------
                                                             01/01/00            01/01/99
                                                                to                  to
                                                             12/31/00            12/31/99
                                                           -----------          ----------
From Operations:
     Net investment income                                    133,496            (74,977)
     Net realized gain (loss) on investments                2,309,132            602,160
     Net unrealized appreciation (depreciation)            (3,316,597)           816,427
                                                           ----------         ----------
Increase (decrease) in net assets from operations            (873,969)         1,343,610
                                                           ----------         ----------

Distributions to investor shareholders:
     Net investment income                                    (72,315)                 -
     Net realized gain from security transactions          (1,706,571)          (370,605)

Distributions to institutional shareholders:
     Net investment income                                    (55,543)                 -
     Net realized gain from security transactions            (718,101)          (128,732)
                                                           ----------         ----------
Change in net assets from distributions                    (2,552,530)          (499,337)
                                                           ----------         ----------

From capital share Investor transactions:
     Proceeds from sale of shares                          10,762,805          6,985,616
     Dividend reinvestment                                  1,468,956            322,221
     Cost of shares redeemed                               (3,654,362)        (1,806,100)

From capital share Institutional transactions:
     Proceeds from sale of shares                           5,337,267          2,362,244
     Dividend reinvestment                                    702,709             79,131
     Cost of shares redeemed                               (1,434,441)          (691,841)
                                                           ----------         ----------
Change in net assets from capital transactions             13,182,934          7,251,271
                                                           ----------         ----------
Change in net assets                                        9,756,435          8,095,544

Net Assets:
     Beginning of period                                   12,410,807          4,315,263
                                                           ----------         ----------
     End of period*                                        22,167,242         12,410,807
                                                           ==========         ==========

Investor share transactions:
     Issued                                                 1,850,319          1,247,484
     Reinvested                                               301,117             54,574
     Redeemed                                                (627,844)          (324,478)
                                                           ----------         ----------
Net increase (decrease) in shares                           1,523,592            977,580
Shares outstanding beginning of period                      1,635,679            658,099
                                                           ----------         ----------
Shares outstanding end of period                            3,159,271          1,635,679
                                                           ==========         ==========

Institutional share transactions:
     Issued                                                   885,692            447,918
     Reinvested                                               143,192             18,965
     Redeemed                                                (241,014)          (122,567)
                                                           ----------         ----------
Net increase (decrease) in shares                             787,870            344,316
Shares outstanding beginning of period                        584,310            239,994
                                                           ----------         ----------
Shares outstanding end of period                            1,372,180            584,310
                                                           ==========         ==========

*including accumulated undistributed net investment income of $5,638 and $0 for Aggressive Value Fund.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Aggressive Value Fund                                                                                     Investor Shares
=========================================================================================================================
Selected data for a share of capital stock outstanding throughout the period indicated

                                                    01/01/00         01/01/99       2/1/98**
                                                       to               to             to
                                                    12/31/00         12/31/99       12/31/98
                                                    --------         --------       --------
Net Asset Value -
     Beginning of Period                              5.58             4.80           5.00
Net Investment Income                                 0.03            (0.06)         (0.07)
Net Gains or Losses on Securities
     (realized and unrealized)                       (0.11)            1.08          (0.09)
                                                    ------            -----         ------
Total from Investment Operations                     (0.08)            1.02          (0.16)
Distributions
     Net investment income                           (0.03)               -              -
     Capital gains                                   (0.59)           (0.24)         (0.04)
                                                    ------           ------         ------
          Total Distributions                        (0.62)           (0.24)         (0.04)
                                                    ------           ------         ------
Net Asset Value -
     End of Period                                  $ 4.88           $ 5.58         $ 4.80
                                                   =======          =======         ======

Total Return                                         -1.38%           21.19%         -3.27%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)             15,424            9,128          3,159
Ratio of expenses to average net assets               1.90%            2.10%          2.69%*
Ratio of net income to average net assets             0.53%           -0.82%         -1.33%*
Portfolio turnover rate                                116%              96%           109%*

                                                                                                     Institutional Shares
=========================================================================================================================

                                                    01/01/00         01/01/99       2/1/98**
                                                       to               to             to
                                                    12/31/00         12/31/99       12/31/98
                                                    --------         --------       --------
Net Asset Value -
     Beginning of Period                              5.62             4.82           5.00
Net Investment Income                                 0.06            (0.04)         (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                       (0.13)            1.08          (0.09)
                                                    ------            -----         ------
Total from Investment Operations                     (0.07)            1.04          (0.14)
Distributions
     Net investment income                           (0.05)               -              -
     Capital gains                                   (0.59)           (0.24)         (0.04)
                                                    ------            ------        ------
          Total Distributions                        (0.64)           (0.24)         (0.04)
                                                    ------            ------        ------
Net Asset Value -
     End of Period                                  $ 4.91           $ 5.62         $ 4.82
                                                   =======          =======         ======

Total Return                                          1.21%           21.60%         -2.87%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)              6,743            3,283          1,156
Ratio of expenses to average net assets               1.40%            1.60%          2.19%*
Ratio of net income to average net assets             1.03%           -0.32%         -0.83%*
Portfolio turnover rate                                116%              96%           109%*

*annualized
**commencement of operations

Notes to Financial Statements
                                                     Maxus Aggressive Value Fund
                                                               December 31, 2000


1.) SIGNIFICANT ACCOUNTING POLICIES

    Maxus Aggressive Value Fund (the "Fund") is a separate diversified portfolio of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less the $10,000,000 or more that $200,000,000 as of the date of investment. Significant accounting policies of the Fund are presented below:

    SECURITY VALUATION

    The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

    SECURITY TRANSACTION TIMING

    Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME TAXES

    It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains. Maxus Aggressive Value Fund incurred excise taxes for the year ended December 31, 2000 in the amount of $1,222 respectively.

    ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    OTHER

    Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital and /or accumulated undistributed net realized gains.

Notes to Financial Statements
                                                     Maxus Aggressive Value Fund
                                                               December 31, 2000

2.) INVESTMENT ADVISORY AGREEMENT

    The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.) RELATED PARTY TRANSACTIONS

    Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $206,990 by Maxus Aggressive Value Fund in investment advisory fees during the fiscal year ending December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Funds shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was paid $78,765 by Maxus Aggressive Value Fund for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services provides fund accounting and transfer agent services to the Maxus Aggressive Value Fund. Mutual Shareholder Services received fees totaling $27,468 from Maxus Aggressive Value Fund for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $202,579 from Maxus Aggressive Value Fund for the fiscal year ending December 31, 2000.

    At December 31, 2000, Resource Management Inc. owned 100,000 shares of Maxus Aggressive Value Fund.

    Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator.

4.) CAPITAL STOCK AND DISTRIBUTION

    At December 31, 2000, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $24,858,030 for the Maxus Aggressive Value Fund.


    Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

Notes to Financial Statements
                                                     Maxus Aggressive Value Fund
                                                               December 31, 2000

5.) PURCHASES AND SALES OF SECURITIES
    The table below displays information describing purchases and sales of investment securities, both U.S. Government obligations and non U.S. Government obligations, excluding short-term securities, made during the fiscal year ending December 31, 2000.

                                             Maxus Aggressive Value
                                             ----------------------
               Type of obligation                     Fund
               ------------------                     ----
        Purchase of non-U.S. Government               24,853,223
         Sale of non- U.S. Government                 18,669,115
         Purchase of U.S. Government                   1,953,280
          Sale of U.S. Government                              0

6.) SECURITY TRANSACTIONS

    For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $24,832,996 for Maxus Aggressive Value Fund. The difference between book cost and the tax cost consists of wash sales in the amount $84,683 for the Maxus Aggressive Value Fund.

    At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                             Maxus Aggressive Value
                                             ----------------------
                                                      Fund
                                                      ----
                 Appreciation                    $ 2,064,667
                (Depreciation)                    (4,673,412)
                                                 -----------
        Net Appreciation (Depreciation)           (2,608,745)

7.) SUBSEQUENT EVENTS
    On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Funds were affected as follows:

    Name Changes: The name of the Fund and its Investment Advisor were changed to the Fifth Third/Maxus Aggressive Value Fund and Fifth Third/Maxus Asset Management, respectively, on January 2, 2001.

    Distributor: The national distributor of the Fund's shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Funds had with their former national distributor, Maxus Securities Corp.

    Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

    Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.